--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                              New America Growth Fund
--------------------------------------------------------------------------------
                                December 31, 1998
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================

New America Growth Fund

* Led again by blue chip growth stocks, the market rose for a record fourth straight year of returns above 20%.

* The New America Growth Fund's 12-month gain of 17.89%, while strong in absolute terms, lagged the fund's peer average and the S&P
     500.

*    Consumer  stocks  were  the  fund's  standout
     performers,   while  financial  services  and
     health care services stocks hurt returns.

*    The   average    price/earnings   ratio   for
     portfolio  holdings  is below that of the S&P
     500, even though the portfolio's earnings are expected to grow faster.

Fellow Shareholders

     Stock prices were extraordinarily volatile in the second half of 1998, declining sharply in late summer in response to renewed global economic concerns but then rallying strongly in the fourth quarter to new all-time highs. Driven by a small number of the largest-capitalization stocks, the S&P 500 Stock Index rose 9.22% for the six months and 28.57% for the full year, marking a record fourth consecutive year of gains in excess of 20%.

     Other more broad-based market indices, however, registered quite different results as the average New York Stock Exchange issue fell 1.25% for the year and the average Nasdaq stock actually fell 11%. Even in the S&P 500, the average stock gained just 13% for the year.

================================================================================
Performance Comparison

Periods Ended 12/31/98          6 Months   12 Months
----------------------          ---------  ---------

New America Growth Fund           0.53%      17.89%

S&P 500                           9.22       28.57

Lipper Growth Funds Average       6.21       22.86

================================================================================

     Your fund kept pace with the S&P 500 in the first half but declined much more sharply in the third quarter. Despite a strong recovery in the last three months, The New America Growth Fund trailed the S&P 500 by a wide margin in the second half and for the full year, as noted in the accompanying performance table. New America invests in both mid- and large-cap growth issues and had minimal representation in the narrow list of the largest-cap blue chips, which drove the S&P 500's return. We trailed the performance of the average growth fund in 1998 for the same reason. We still think that these market-leading stocks are at extended valuations, and we continue to find better earnings growth and more reasonable valuations in stocks outside the very largest companies.

YEAR-END DISTRIBUTIONS

     Your Board of Trustees declared a long-term capital gain of $3.84 per share, paid on December 17 to shareholders of record on December 15. You should have already received a check or statement reflecting this distribution, as well as our Form 1099-DIV reporting it for tax purposes.

================================================================================
Preparing For The Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH  TRANSITION  PLANNED

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

MARKET ENVIRONMENT

     The U.S. economy performed exceptionally well again in 1998, providing an excellent backdrop for the financial markets. Last year marked the eighth consecutive year of economic growth, one of the longest such periods in U.S. history. The consumer sector, which accounts for over two-thirds of GDP, was the main engine for growth as employment levels surged and the jobless rate fell to lows not seen in recent history. The manufacturing sector, however, showed mixed results due to weakness in many other economies around the world and increased global competition. Corporate earnings rose overall, but more companies experienced downturns than at any time since the 1990-1991 recession.

     The lack of any meaningful inflationary pressure was another positive for the financial markets. The consumer price index rose less than 2% in 1998 as commodity prices, including oil, were extremely weak and labor rates remained under control despite record employment. Low inflation, slower overall economic growth, and a generally strong dollar helped push yields on long-term Treasury bonds below 5% for the first time in 30 years. This "virtuous circle" was then completed as low interest rates in turn led to higher price/earnings ratios and higher overall stock prices.

     Investor confidence also remained robust during the year, and mutual fund inflows were sizable but below the record levels of 1996 and 1997. Investors all but ignored Washington as the midterm elections proved to be a nonevent and Wall Street paid little attention to President Clinton's growing legal problems, even as the impeachment process moved forward at year-end.

     The market did, however, experience its sharpest correction since 1990 in the third quarter as stock prices fell 20% from peak to trough. The catalyst for the sell-off was a financial crisis in Russia and several other developing nations and related concern about the potential impact on many of our largest financial institutions, which had direct and indirect exposure to these suddenly questionable credits. This led to a credit squeeze here at home, but fortunately Federal Reserve Chairman Alan Greenspan took swift action, lowering interest rates in three successive steps beginning September 30, and stock prices then rebounded to record levels.

     As discussed at the outset, the S&P 500's strong return masked weakness beneath the surface, as the average stock substantially trailed the overall performance. Market leadership was extremely narrow, a phenomenon that typically occurs late in a market cycle. Growth stocks were favored in 1998 as slower economic growth and weakness in the cyclical manufacturing and industrial sectors drove investors to companies with more assured growth prospects. Very large blue chip growth companies became a safe haven for investors, although smaller and mid-size growth companies did not receive the same attention. We were disappointed that our portfolio of primarily domestic, high-growth, service-based businesses of all sizes did not receive more investor focus.

PORTFOLIO REVIEW

     Consumer stocks, especially retailers, were the fund's standout performers in the last six months. Favorable employment trends and high consumer confidence led to strong retail sales. Five of the fund's top 10 contributors in the latest six-month period were retailers, led by OFFICE DEPOT and HOME DEPOT. We reestablished a position in Office Depot, a former holding, when the company acquired another fund holding, VIKING OFFICE PRODUCTS. Home Depot is a long-time holding, first bought in 1992. Food retailers SAFEWAY and FRED MEYER were also strong performers.

     We added several new retailers -- WILLIAMS-SONOMA, ABERCROMBIE & FITCH, and SAKS -- to the portfolio in September and October when the market was concerned about the economic outlook. All rose sharply by year-end from their initial purchase prices.

     Communications companies were also very strong performers for the second half as well as the full year. MCI WORLDCOM and AIR TOUCH COMMUNICATIONS, the fund's two largest holdings at year-end, were our top contributors for all of 1998. MCI WorldCom, the long distance carrier that was the product of the merger last year between MCI and WorldCom, more than doubled in price during the year. We owned both companies prior to the merger. AirTouch, the leading domestic wireless-communications company, which became the subject of takeover speculation itself around year-end, rose nearly 75% in 1998.

     Fund performance was hurt in the second half by our financial services and health care holdings. Turmoil in the financial markets led to price declines for FRANKLIN RESOURCES and MORGAN STANLEY DEAN WITTER, though Morgan Stanley recovered substantially. Health care services was our worst-performing group as continued pressures on service providers led to sharp declines in our holdings, including QUORUM HEALTH GROUP, CONCENTRA MANAGED CARE, and PHYCOR.

================================================================================

Sector Diversification

                     12/31/97      6/30/98     12/31/98
                     --------      -------     --------
Financial Services    18.6%         16.0%        15.4%

Consumer Services     35.2          35.7         39.6

Business Services     40.7          44.1         44.8

Reserves               5.5           4.2          0.2

Total                100.0%        100.0%       100.0%

================================================================================

     Our worst performer for the year was CENDANT, the fund's largest holding at year-end 1997. Cendant's stock dropped precipitously in April when the company announced the discovery of accounting irregularities. We reduced our position significantly following this announcement. The stock continued to decline in the summer and early fall as the accounting fraud was deeper than originally thought, and as it took longer than expected for the company to get its arms around the situation. When the stock fell below $10 in early October, down from a high of over $40 in April, we repurchased much of what we had sold. The stock has nearly doubled since our latest purchases, and the company is making substantial headway in resolving its accounting and legal problems. The company continues to be solidly profitable and generate sustainable free cash flow. We have confidence that management is taking the right steps to get the company back on track.

     Changes in sector weightings were relatively modest during the year. As the accompanying table shows, we reduced our holdings of financial services stocks, principally by trimming some insurance positions. The increase in consumer services shown in the Sector Diversification table reflects the addition of the retailers mentioned earlier. Business services holdings increased due to the continued buildup in media services positions, including new holdings in FOX ENTERTAINMENT GROUP and INFINITY BROADCASTING.

OUTLOOK

     The stock market enters 1999 healthy on the surface but with some disturbing undercurrents. The S&P 500 is near all-time highs reflecting a still-growing economy, low inflation and interest rates, and strong investor confidence. But market leadership is very narrow.

================================================================================
Portfolio Characteristics
-------------------------
                                  New America
As of 12/31/98                    Growth Fund         S&P 500
--------------                    -----------         -------

Earnings Growth Rate
Estimated  Next 5 Years*             20.9%              13.6%

Profitability -- Return on
Equity Latest 12 Months              18.4%              23.4%

Dividend Yield on Stocks              0.3%               1.3%

P/E Ratio (Based on next 12 Months'
Estimated Earnings)                  23.8X              25.4X

--------------------------------------------------------------------------------
* Forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.
================================================================================

     The average NYSE stock at year-end was 28% below its 1998 high, and the average Nasdaq stock was 38% below its high. Only 57% of all public companies reported an increase in earnings in their latest quarter. The speculation in any stock even remotely related to the Internet is worrisome and symptomatic of a market top.

     We believe strong employment trends and continued low inflation make another year of positive economic growth highly likely. Continued worldwide economic and financial turbulence plus market speculation here at home suggest that the stock market will remain highly volatile in 1999. While the market leaders have extended valuations, most stocks, including the New America Growth Fund's portfolio holdings, are more reasonably valued. Based on our research analysts' estimates, we believe our portfolio will show earnings growth over the next five years of 20.9% annually compared with 13.6% for the S&P 500, as shown in the table. Yet the average price/earnings ratio for the portfolio's holdings is 23.8 times estimated calendar 1999 earnings, a discount to the S&P 500's P/E of 25.4 times. We believe the portfolio is positioned for improved relative performance in 1999.

Respectfully submitted,

/s/

John H. Laporte
President and Chairman of the Investment Advisory Committee

/s/

Brian W.H. Berghuis
Executive Vice President

January 25, 1999

================================================================================

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS
                                              Percent of
                                              Net Assets
                                                12/31/98
-----------------------------------------------------------

 MCI WorldCom                                      3.5%
-----------------------------------------------------------
 AirTouch Communications                           3.1
-----------------------------------------------------------
 Office Depot                                      2.9
-----------------------------------------------------------
 Comcast                                           2.7
-----------------------------------------------------------
 Waste Management                                  2.6
-----------------------------------------------------------

 Cendant                                           2.5
-----------------------------------------------------------
 Freddie Mac                                       2.5
-----------------------------------------------------------
 Chancellor Media                                  2.3
-----------------------------------------------------------
 Outdoor Systems                                   2.3
-----------------------------------------------------------
 Telecom Liberty Media                             2.2
-----------------------------------------------------------

 Home Depot                                        2.1
-----------------------------------------------------------
 The CITGroup                                      2.1
-----------------------------------------------------------
 Affiliated Computer Services                      2.0
-----------------------------------------------------------
 Fred Meyer                                        2.0
-----------------------------------------------------------
 Circuit City Stores                               1.9
-----------------------------------------------------------

 Costco Companies                                  1.9
-----------------------------------------------------------
 Carnival                                          1.9
-----------------------------------------------------------
 BISYS Group                                       1.8
-----------------------------------------------------------
 Acxiom                                            1.8
-----------------------------------------------------------
 AutoZone                                          1.8
-----------------------------------------------------------

 Galileo International                             1.8
-----------------------------------------------------------
 Total Renal Care Holdings                         1.8
-----------------------------------------------------------
 Associates First Capital                          1.7
-----------------------------------------------------------
 SunGard Data Systems                              1.7
-----------------------------------------------------------
 Catalina Marketing                                1.6
-----------------------------------------------------------

 Total                                            54.5%

================================================================================

T. Rowe Price New America Growth Fund

Portfolio Highlights

CONTRIBUTIONS TO THE NET ASSET VALUE PER SHARE

6 Months Ended 12/31/98

Ten Best Contributors
--------------------------------------------------------------------------------

MCIWorldCom                      61(cent)
------------------------------------------------
Comcast                          42
------------------------------------------------
Office Depot *                   42
------------------------------------------------
Freddie Mac                      34
------------------------------------------------
Home Depot                       34
------------------------------------------------
Williams-Sonoma *                34
------------------------------------------------
Fred Meyer                       30
------------------------------------------------
AirTouch Communications          30
------------------------------------------------
Safeway                          27
------------------------------------------------
Catalina Marketing               21
------------------------------------------------
Total                           355(cent)


Ten Worst Contributors
--------------------------------------------------------------------------------

General Nutrition               -59(cent)
------------------------------------------------
Franklin Resources               53
------------------------------------------------
Cole National                    46
------------------------------------------------
Sinclair Broadcast Group **      43
------------------------------------------------
Paging Network **                39
------------------------------------------------
Concentra Managed Care           38
------------------------------------------------
Quorum Health Group              36
------------------------------------------------
Republic Industries **           36
------------------------------------------------
PhyCor **                        29
------------------------------------------------
Schlumberger                     28
------------------------------------------------
Total                          -407(cent)

12 Months Ended 12/31/98

Ten Best Contributors
--------------------------------------------------------------------------------

MCIWorldCom                     103(cent)
-----------------------------------------------
AirTouch Communications          71
-----------------------------------------------
Comcast                          68
-----------------------------------------------
Home Depot                       60
-----------------------------------------------
Telecom Liberty Media            56
-----------------------------------------------
Outdoor Systems                  50
-----------------------------------------------
Carnival                         46
-----------------------------------------------
Safeway                          45
-----------------------------------------------
Freddie Mac                      45
-----------------------------------------------
Affiliated Computer Services     43
-----------------------------------------------
Total                           587(cent)


Ten Worst Contributors
--------------------------------------------------------------------------------

Cendant                         -80(cent)
-----------------------------------------------
General Nutrition                65
-----------------------------------------------
PhyCor **                        51
-----------------------------------------------
Concentra Managed Care *         47
-----------------------------------------------
Quorum Health Group              35
-----------------------------------------------
Republic Industries **           33
-----------------------------------------------
Smith International              31
-----------------------------------------------
Sinclair Broadcast Group **      30
-----------------------------------------------
Cole National                    26
-----------------------------------------------
Paging Network **                25
-----------------------------------------------
Total                          -423(cent)

*    Position added
**   Position eliminated
================================================================================

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------
Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 12/31/98             1 Year     3 Years      5 Years     10 Years
----------------------             ------     -------      -------     --------

New America Growth Fund            17.89%      19.66%       18.01%       19.24%

--------------------------------------------------------------------------------
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price New America Growth Fund

                                  For a share outstanding throughout each period
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
                                Year
                               Ended
                            12/31/98  12/31/97  12/31/96   12/31/95  12/31/94
                            --------  --------  --------   --------  --------
NET ASSET VALUE

Beginning of period          $ 44.19  $  38.37  $  34.91  $   25.42  $  28.04
-------------------------------------------------------------------------------

Investment activities
  Net investment income        (0.21)    (0.13)    (0.13)     (0.12)    (0.07)
  Net realized and
  unrealized gain (loss)        7.65      8.15      7.08      11.36     (2.02)
-------------------------------------------------------------------------------

  Total from
  investment activities         7.44      8.02      6.95      11.24     (2.09)
-------------------------------------------------------------------------------

Distributions
  Net realized gain            (3.84)    (2.20)    (3.49)     (1.75)    (0.53)
-------------------------------------------------------------------------------

NET ASSET VALUE
===============================================================================
End of period                $ 47.79  $  44.19  $  38.37  $   34.91  $  25.42

Ratios/Supplemental=Data=======================================================
Total return*                  17.89%    21.10%    20.01%     44.31%    (7.43)%
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets              0.95%     0.96%     1.01%      1.07%     1.14%
-------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                     (0.49)%   (0.34)%   (0.39)%    (0.46)%   (0.27)%
-------------------------------------------------------------------------------
Portfolio turnover rate        45.6%     43.2%     36.7%      56.2%     31.0%
-------------------------------------------------------------------------------
Net assets, end of period
(in millions)                $ 2,064  $  1,758  $  1,440  $   1,028  $    646
-------------------------------------------------------------------------------
* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price New America Growth Fund

December 31, 1998

Statement of Net Assets

                                             Shares       Value
                                             ------       -----
In thousands
------------

COMMON STOCKS  99.9%

FINANCIAL=SERVICES==15.4%==========================================

Bank and Trust  1.5%
Wells Fargo                                   775,000  $  30,951
-------------------------------------------------------------------
                                                          30,951
-------------------------------------------------------------------
Insurance  2.3%
ACE Limited                                   525,000     18,080
-------------------------------------------------------------------
Fairfax Financial (CAD) *                      40,000     14,131
-------------------------------------------------------------------
MGIC Investment                               375,000     14,930
-------------------------------------------------------------------
                                                          47,141
-------------------------------------------------------------------
Investment Services  3.9%
Franklin Resources                          1,000,000     32,000
-------------------------------------------------------------------
Morgan Stanley Dean Witter                    400,000     28,400
-------------------------------------------------------------------
Waddell & Reed Financial (Class B) *          871,100     20,253
-------------------------------------------------------------------
                                                          80,653
-------------------------------------------------------------------
Other Financial Services  7.7%
Associates First Capital (Class A)            850,000     36,019
-------------------------------------------------------------------
Fannie Mae                                    385,000     28,490
-------------------------------------------------------------------
Freddie Mac                                   800,000     51,550
-------------------------------------------------------------------
The CIT Group (Class A)                     1,350,000     42,947
-------------------------------------------------------------------
                                                         159,006
-------------------------------------------------------------------
Total Financial Services                                 317,751

CONSUMER=SERVICES==39.6%===========================================

Retailing/General Merchandisers  5.6%
Costco Companies *                            550,000     39,789
-------------------------------------------------------------------
Fred Meyer *                                  700,000     42,175
-------------------------------------------------------------------
Safeway *                                     344,100     20,969
-------------------------------------------------------------------
Saks *                                        425,000     13,414
-------------------------------------------------------------------
                                                         116,347
-------------------------------------------------------------------
Retailing/Specialty Merchandisers  12.6%
Abercrombie & Fitch (Class A) *               235,000     16,626
-------------------------------------------------------------------
AutoZone *                                  1,125,000     37,055
-------------------------------------------------------------------
Circuit City Stores                           800,000     39,950
-------------------------------------------------------------------
Cole National (Class A) * +                   940,000     16,098
-------------------------------------------------------------------
General Nutrition *                         1,450,000$    23,517
-------------------------------------------------------------------
Home Depot                                    705,000     43,137
-------------------------------------------------------------------
Office Depot *                              1,625,000     60,023
-------------------------------------------------------------------
Williams-Sonoma *                             600,000     24,188
-------------------------------------------------------------------
                                                         260,594
-------------------------------------------------------------------
Entertainment and Leisure  4.4%
Carnival (Class A)                            806,800     38,726
-------------------------------------------------------------------
Extended Stay America *                     2,000,000     21,000
-------------------------------------------------------------------
Premier Parks *                             1,000,000     30,250
-------------------------------------------------------------------
                                                          89,976
-------------------------------------------------------------------
Restaurants/Food Distribution  1.5%
Outback Steakhouse *                          775,000     30,855
-------------------------------------------------------------------
                                                          30,855
-------------------------------------------------------------------
Personal Services  7.7%
Apollo Group (Class A) *                      800,000     27,050
-------------------------------------------------------------------
Avis Rent A Car *                           1,175,000     28,420
-------------------------------------------------------------------
Cendant *                                   2,750,000     52,422
-------------------------------------------------------------------
Service Corp. International                   475,000     18,080
-------------------------------------------------------------------
Sylvan Learning Systems *                   1,050,000     32,058
-------------------------------------------------------------------
                                                         158,030
-------------------------------------------------------------------

Communications  7.8%
AirTouch Communications *                     900,000     64,912
-------------------------------------------------------------------
MCI WorldCom *                              1,000,000     71,781
-------------------------------------------------------------------
Western Wireless *                          1,125,000     24,715
-------------------------------------------------------------------
                                                         161,408
-------------------------------------------------------------------
Total Consumer Services                                  817,210

BUSINESS=SERVICES==44.5%===========================================

Health Care Services  4.0%
Concentra Managed Care *                    1,190,300     12,610
-------------------------------------------------------------------
McKesson                                      280,000     22,138
-------------------------------------------------------------------
Quorum Health Group *                         850,000     10,970
-------------------------------------------------------------------
Total Renal Care Holdings *                 1,250,000     36,953
-------------------------------------------------------------------
                                                          82,671
-------------------------------------------------------------------
Computer Services  10.4%
Acxiom *                                    1,200,000     37,125
-------------------------------------------------------------------
Affiliated Computer Services (Class A) *      940,000     42,300
-------------------------------------------------------------------
BISYS Group *                                 725,000$    37,383
-------------------------------------------------------------------
First Data                                    875,000     27,726
-------------------------------------------------------------------
Galileo International                         850,000     36,975
-------------------------------------------------------------------
SunGard Data Systems *                        860,500     34,151
-------------------------------------------------------------------
                                                         215,660
-------------------------------------------------------------------
Environmental Services  4.1%
Allied Waste Industries *                   1,300,000     30,712
-------------------------------------------------------------------
Waste Management                            1,150,000     53,619
-------------------------------------------------------------------
                                                          84,331
-------------------------------------------------------------------

Other Business Services  8.4%
ADVO *                                        775,000     20,441
-------------------------------------------------------------------
Catalina Marketing *                          475,000     32,478
-------------------------------------------------------------------
Gartner Group (Class A) *                     875,000     18,594
-------------------------------------------------------------------
Interim Services *                          1,200,000     28,050
-------------------------------------------------------------------
Metamor Worldwide *                         1,075,000     26,673
-------------------------------------------------------------------
Modis Professional Services *               2,000,000     29,000
-------------------------------------------------------------------
Paychex                                       375,000     19,301
-------------------------------------------------------------------
                                                         174,537
-------------------------------------------------------------------
Energy Services  1.7%
Schlumberger                                  525,000     24,216
-------------------------------------------------------------------
Smith International *                         400,000     10,075
-------------------------------------------------------------------
                                                          34,291
-------------------------------------------------------------------
Media Services  15.0%
Chancellor Media *                          1,000,000     47,843
-------------------------------------------------------------------
Comcast (Class A Special)                     950,000     55,783
-------------------------------------------------------------------
Fox Entertainment Group *                   1,200,000     30,225
-------------------------------------------------------------------
Infinity Broadcasting *                       986,300     27,000
-------------------------------------------------------------------
Jacor Communications *                        500,000     32,344
-------------------------------------------------------------------
Outdoor Systems *                           1,575,000     47,250
-------------------------------------------------------------------
Telecom Liberty Media *                     1,000,000     46,094
-------------------------------------------------------------------
Tribune                                       350,000     23,100
-------------------------------------------------------------------
                                                         309,639
-------------------------------------------------------------------
Transportation Services  0.9%
Coach USA *                                   523,300     18,152
-------------------------------------------------------------------
                                                          18,152
-------------------------------------------------------------------
Total Business Services                                  919,281
-------------------------------------------------------------------
Total Miscellaneous Common Stocks  0.4%                    6,837
-------------------------------------------------------------------

===================================================================
Total Common Stocks (Cost  $1,255,506)                 2,061,079

SHORT-TERM=INVESTMENTS==0.6%=======================================

Money Market Funds  0.6%
Reserve Investment Fund, 5.42% #           12,832,623   $ 12,833

Total Short-Term Investments (Cost  $12,833)              12,833

=Total=Investments=in=Securities===================================
 100.5% of Net Assets (Cost $1,268,339)               $2,073,912


 Other Assets Less Liabilities                            (9,464)

 NET ASSETS                                            $2,064,448

 Net Assets Consist of:
 Accumulated  net  realized  gain/loss
     -  net  of  distributions                         $   37,085

 Net unrealized gain (loss)                               805,573

 Paid-in-capital  applicable to 43,198,645 shares
 of  no  par  value  capital  stock  outstanding;
 unlimited  number  of  shares  authorized              1,221,790

 NET ASSETS                                            $2,064,448

 NET ASSET VALUE PER SHARE                            $    47.79
--------------------------------------------------------------------------------

   + Affiliated company
   * Non-income producing
   # Seven day yield
 CAD Canadian dollar

================================================================================

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New America Growth Fund

Statement of Operations

In thousands
------------
                                                 Year
                                                Ended
                                             12/31/98
=Investment=Income=====================================
 Income
  Dividend                                   $  5,322
  Interest                                      3,442
-------------------------------------------------------
  Total income                                  8,764
-------------------------------------------------------
 Expenses
  Investment management                        12,703
  Shareholder servicing                         4,757
  Prospectus and shareholder reports              227
  Custody and accounting                          160
  Registration                                     85
  Legal and audit                                  14
  Trustees                                         11
  Miscellaneous                                    12
-------------------------------------------------------
  Total expenses                               17,969
-------------------------------------------------------
 Net investment income                         (9,205)
-------------------------------------------------------
=Realized=and=Unrealized=Gain=(Loss)===================
 Net realized gain (loss) on securities       146,088
 Change in net unrealized gain
     or loss on securities                    169,824
-------------------------------------------------------
 Net realized and unrealized gain (loss)      315,912
-------------------------------------------------------
 INCREASE (DECREASE) IN NET

 ASSETS FROM OPERATIONS                      $306,707
=======================================================

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price New America Growth Fund

Statement of Changes in Net Assets

In thousands
                                                Year
                                               Ended
                                            12/31/98    12/31/97
==Increase=(Decrease)=in=Net=Assets===============================
  Operations
   Net investment income                   $  (9,205)  $  (5,243)
   Net realized gain (loss)                  146,088     101,824
   Change in net unrealized gain or loss     169,824     204,800
------------------------------------------------------------------
   Increase (decrease) in net assets
     from operations                         306,707     301,381
------------------------------------------------------------------

  Distributions to shareholders
   Net realized gain                        (153,725)    (83,203)
------------------------------------------------------------------

  Capital share transactions *
   Shares sold                               553,381     407,110
   Distributions reinvested                  149,481      81,127
   Shares redeemed                          (549,281)   (388,719)
------------------------------------------------------------------
   Increase (decrease) in net
     assets from capital
     share transactions                      153,581      99,518
==Net=Assets======================================================
  Increase (decrease) during period          306,563     317,696
  Beginning of period                      1,757,885   1,440,189

  End of period                           $2,064,448  $1,757,885
==================================================================
*Share information
   Shares sold                                11,747       9,833
   Distributions reinvested                    3,508       1,898
   Shares redeemed                           (11,832)     (9,494)
------------------------------------------------------------------
   Increase (decrease) in shares
     outstanding                               3,423       2,237

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New America Growth Fund
                                                               December 31, 1998
Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New America Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1985.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $918,074,000 and $834,298,000, respectively, for the year ended December 31, 1998.

NOTE3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,268,339,000. Net unrealized gain aggregated $805,573,000 at period-end, of which $837,503,000 related to appreciated investments and $31,930,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,091,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32% The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,074,000 for the year ended December 31, 1998, of which $360,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $3,442,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------

Undistributed net investment income                   $  9,205,000

Undistributed net realized gain                         (3,111,000)

Paid-in-capital                                         (6,094,000)

================================================================================

T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Trustees and Shareholders of
T. Rowe Price New America Growth Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price New America Growth Fund (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999

================================================================================
T. Rowe Price New America Growth Fund

Tax Information (Unaudited) for the Tax Year Ended 12/31/98

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions included $153,725,000 from long-term capital gains, subject to the 20% rate gains category.

================================================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price New America Growth
Fund [Registration Mark.]

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.        F60-050  12/31/98